UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 13, 2003
                                                         ---------------


                               Intelligroup, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                      0-20943                  11-2880025
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)



499 Thornall Street
Edison, New Jersey                                                       08837
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (732) 590-1600
                       ----------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    Exhibits.

     Exhibit No.              Description of Exhibit
     -----------              ----------------------

        99.1                  Press release dated August 13, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

     On August 13, 2003, Intelligroup, Inc. (the "Company") announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216 the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTELLIGROUP, INC.


                                 By: /s/ Nicholas Visco
                                     ------------------------------------------
                                 Name:  Nicholas Visco
                                 Title: Senior Vice President- Finance and
                                        Administration and Chief Financial
                                        Officer

Date: August 13, 2003


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